UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07044

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2020

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

SEMIANNUAL REPORT June 30, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Sustainable U.S. Equity Portfolio, Inc., covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by portfolio managers Jeff Munroe, Yuko Takano and Rob Stewart of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Sustainable U.S. Equity Portfolio, Inc.’s Initial shares produced a total return of 1.99%, and the fund’s Service shares returned 1.88%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of -3.07% for the same period.2

U.S. equities posted losses over the reporting period, amid a volatile environment brought on by the spread of COVID-19. The fund outperformed the Index, mainly due to security selection within the consumer discretionary sector, as well as allocation decisions within the energy and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stocks of foreign companies, including up to 10% in the stocks of companies in emerging-market countries.

We use quantitative and qualitative fundamental analyses to identify attractively priced companies with good products, strong management and strategic direction that have adopted, or are making progress toward, a sustainable business approach. We employ an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

A Tale of Two Markets

Markets gave way to extreme risk aversion at the start of the reporting period, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas which experienced the virus earlier, such as China, began to experience volatility closer to the start of the year. Financial markets also had to contend with a second major, exogenous shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. The West Texas Intermediate May contract would later tumble into negative territory, as plunging demand for the commodity gave rise to shortages of storage capacity in the U.S. Central bank. Responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally toward the end of March 2020.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

U.S. equities went on to stage a recovery during the second half of the reporting period. The unprecedented array of stimulus that was briskly deployed by central banks and governments globally helped to buoy investor confidence and support security valuations. Investors began to anticipate a move towards economic normalization as lockdown measures eased. Pullbacks did punctuate the rally and were typically driven by fears of rising infection rates, as was witnessed in the U.S. toward the end of June 2020. Geopolitics also weighed periodically, as the U.S. and China maintained their confrontational rhetoric across a range of issues including trade, technology and political change in Hong Kong.

Security Selections Drive Fund Performance

Stock selection provided a significant boost to relative returns in the consumer discretionary sector, as did an overweight to that sector. A void in the energy sector and an overweight to the information technology sector were also particularly beneficial. Online retailer eBay was a top contributor, reflective of an acceleration in the shift towards online retail brought about by COVID-19. Gross merchandise volume (GMV) exceeded expectations for the first quarter, as demand surged in the wake of the pandemic. Aided by the strength of the e-commerce trend, eBay subsequently revised its GMV growth guidance higher for the second quarter, on the back of a positive business update. Similarly, with sales surging over the first quarter, online retailer Amazon.com continued to appeal as a beneficiary of the growth in in-home buying. Investors quickly digested some disappointing operating profit guidance for the current period, related to $4 billion in COVID-19-related costs, as shares went on to hit new highs.

Conversely, stock selection in the health care, industrials and information technology sectors weighed on portfolio results. Within industrials, shares of conglomerate General Electric fell, as investors took fright at the global downturn in airline activity. With airlines moving into survival mode, following substantial declines in air traffic brought about by the imposition of COVID-19-related travel restrictions, the aircraft engine manufacturer was not immune to such disruption. Indeed, first-quarter earnings came in below expectations, with GE Aviation witnessing a sharp decline in orders. Elsewhere in the markets, worries around COVID-19 and its impact on economic growth permeated the financial sector, weighing on Citigroup, as U.S. Treasury yields fell. In an increasingly strained operating environment, shares declined, as the market began to price in the prospect of zero rates and a reasonable increase in credit losses. U.S. banking stocks came under further pressure toward the end of the review period as, following annual stress tests, the U.S. Federal Reserve capped dividends and suspended share buybacks until the end of the third quarter.

Keeping a Long-Term Focus in a Challenging Environment

With investors anticipating a snapback in economies, employment and corporate earnings, the recovery in U.S. equities, since the rapid declines witnessed in March 2020, has certainly been eye-catching in its magnitude. We believe financial markets may see a resurgence of volatility and, against a liquidity-driven backdrop, we feel it is important to retain a focus on individual holdings, their long-term prospects and valuations.

In the longer term, we remain concentrated on ensuring that the portfolio is well placed for the environment that our themes suggest we will see in the future. Although we prize long-term growth opportunities, competitive advantage, high returns on capital and conservative balance sheets, we aim for a diversified portfolio containing a range of investment profiles.

As ever, embedding a focus on the sustainability of our investments into our analysis acts as a valuable guide to positioning the portfolio effectively for the long term.

July 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s consideration of ESG issues in the securities selection process may cause the fund to perform differently from funds that do not integrate consideration of ESG issues when selecting investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Sustainable U.S. Equity Portfolio, Inc., made available through insurance products, may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Portfolio, Inc. from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$3.47	$4.72
Ending value (after expenses)	$1,019.90	$1,018.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$3.47	$4.72
Ending value (after expenses)	$1,021.43	$1,020.19

†  Expenses are equal to the fund’s annualized expense ratio of .69% for Initial Shares and .94% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.4%
Banks - 5.0%
Citigroup	139,345		7,120,529
First Republic Bank	49,928		5,291,869
			12,412,398
Capital Goods - 3.2%
Acuity Brands	14,736		1,410,825
Ferguson	40,440		3,308,191
General Electric	477,667		3,262,466
			7,981,482
Consumer Durables & Apparel - 4.5%
Lennar, Cl. A	60,555		3,731,399
NIKE, Cl. B	76,793		7,529,554
			11,260,953
Diversified Financials - 3.2%
Redwood Trust	202,656	[a]	1,418,592
The Goldman Sachs Group	33,917		6,702,677
			8,121,269
Food & Staples Retailing - 2.2%
Costco Wholesale	17,876		5,420,182
Food, Beverage & Tobacco - 3.1%
PepsiCo	57,886		7,656,002
Health Care Equipment & Services - 6.0%
Abbott Laboratories	82,341		7,528,438
Medtronic	82,276		7,544,709
			15,073,147
Insurance - 2.8%
Intact Financial	73,105		6,957,791
Materials - 4.1%
Albemarle	51,514		3,977,396
Ecolab	13,082		2,602,664
International Flavors & Fragrances	30,830		3,775,442
			10,355,502
Media & Entertainment - 4.6%
Alphabet, Cl. A	8,059	[b]	11,428,065
Pharmaceuticals Biotechnology & Life Sciences - 5.6%
Gilead Sciences	89,419		6,879,898
Merck & Co.	91,521		7,077,319
			13,957,217
Retailing - 12.9%
Amazon.com	6,330	[b]	17,463,331
Dollar General	31,345		5,971,536

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Retailing - 12.9% (continued)
eBay		168,971		8,862,529
				32,297,396
Semiconductors & Semiconductor Equipment - 5.8%
Applied Materials		115,943		7,008,754
Qualcomm		80,818		7,371,410
				14,380,164
Software & Services - 16.8%
Accenture, Cl. A		42,139		9,048,086
Fidelity National Information Services		27,637		3,705,845
Intuit		17,070		5,055,963
Mastercard, Cl. A		25,169		7,442,473
Microsoft		82,664		16,822,951
				42,075,318
Technology Hardware & Equipment - 10.2%
Apple		50,594		18,456,692
Cisco Systems		149,660		6,980,142
				25,436,834
Telecommunication Services - 3.1%
Verizon Communications		141,845		7,819,915
Utilities - 4.3%
CMS Energy		58,331		3,407,697
Eversource Energy		89,427		7,446,586
				10,854,283
Total Common Stocks (cost $177,217,036)				243,487,918
	1-Day Yield (%)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,538,031)	0.22	6,538,031	[c]	6,538,031
Total Investments (cost $183,755,067)		100.0%		250,025,949
Liabilities, Less Cash and Receivables		(.0%)		(64,986)
Net Assets		100.0%		249,960,963

aInvestment in real estate investment trust within the United States.

bNon-income producing security.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	32.8
Consumer Discretionary	17.4
Health Care	11.6
Financials	11.0
Communication Services	7.7
Consumer Staples	5.2
Utilities	4.3
Materials	4.2
Industrials	3.2
Investment Companies	2.6
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales($)	Value 6/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,052,203	21,183,876	(18,698,048)	6,538,031	2.6	26,142

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
UBS Securities
United States Dollar	37,660	Canadian Dollar	51,576	7/2/2020	(331)
Gross Unrealized Depreciation					(331)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	177,217,036	243,487,918
Affiliated issuers	6,538,031	6,538,031
Cash denominated in foreign currency	37,649	37,990
Dividends receivable		177,980
Receivable for shares of Common Stock subscribed		18,910
Prepaid expenses		5,202
		250,266,031
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		132,166
Payable for shares of Common Stock redeemed		127,622
Directors’ fees and expenses payable		8,400
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		331
Other accrued expenses		36,549
		305,068
Net Assets ($)		249,960,963
Composition of Net Assets ($):
Paid-in capital		178,140,032
Total distributable earnings (loss)		71,820,931
Net Assets ($)		249,960,963

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	236,677,330	13,283,633
Shares Outstanding	6,098,893	347,030
Net Asset Value Per Share ($)	38.81	38.28

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $13,143 foreign taxes withheld at source):
Unaffiliated issuers	1,962,718
Affiliated issuers	25,519
Interest	816
Total Income	1,989,053
Expenses:
Management fee—Note 3(a)	711,794
Professional fees	47,282
Prospectus and shareholders’ reports	28,004
Distribution fees—Note 3(b)	15,617
Chief Compliance Officer fees—Note 3(c)	8,595
Directors’ fees and expenses—Note 3(d)	4,541
Shareholder servicing costs—Note 3(c)	3,040
Custodian fees—Note 3(c)	2,951
Loan commitment fees—Note 2	2,745
Miscellaneous	8,404
Total Expenses	832,973
Less—reduction in expenses due to undertaking—Note 3(a)	(649)
Net Expenses	832,324
Investment Income—Net	1,156,729
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,687,584
Net realized gain (loss) on forward foreign currency exchange contracts	(631)
Capital gain distributions from affiliated issuers	623
Net Realized Gain (Loss)	4,687,576
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,288,031)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(331)
Net Change in Unrealized Appreciation (Depreciation)	(1,288,362)
Net Realized and Unrealized Gain (Loss) on Investments	3,399,214
Net Increase in Net Assets Resulting from Operations	4,555,943

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	1,156,729	2,608,860
Net realized gain (loss) on investments	4,687,576	3,521,403
Net change in unrealized appreciation (depreciation) on investments	(1,288,362)	60,872,324
Net Increase (Decrease) in Net Assets Resulting from Operations	4,555,943	67,002,587
Distributions ($):
Distributions to shareholders:
Initial Shares	(5,450,358)	(10,343,539)
Service Shares	(278,338)	(486,656)
Total Distributions	(5,728,696)	(10,830,195)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	6,983,271	5,230,323
Service Shares	1,324,166	1,887,862
Distributions reinvested:
Initial Shares	5,450,358	10,343,539
Service Shares	278,338	486,656
Cost of shares redeemed:
Initial Shares	(11,915,518)	(25,290,229)
Service Shares	(1,237,320)	(1,528,245)
Increase (Decrease) in Net Assets from Capital Stock Transactions	883,295	(8,870,094)
Total Increase (Decrease) in Net Assets	(289,458)	47,302,298
Net Assets ($):
Beginning of Period	250,250,421	202,948,123
End of Period	249,960,963	250,250,421
Capital Share Transactions (Shares):
Initial Shares
Shares sold	192,242	149,660
Shares issued for distributions reinvested	195,144	311,834
Shares redeemed	(326,900)	(721,929)
Net Increase (Decrease) in Shares Outstanding	60,486	(260,435)
Service Shares
Shares sold	36,598	53,810
Shares issued for distributions reinvested	10,096	14,864
Shares redeemed	(34,544)	(44,378)
Net Increase (Decrease) in Shares Outstanding	12,150	24,296

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2020		Year Ended December 31,
Initial Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	39.30	30.73	40.27	37.86	38.56	45.97
Investment Operations:
Investment income—net[a]	.18	.40	.41	.38	.44	.47
Net realized and unrealized gain (loss) on investments	.25	9.85	(1.69)	5.14	3.15	(1.54)
Total from Investment Operations	.43	10.25	(1.28)	5.52	3.59	(1.07)
Distributions:
Dividends from investment income—net	(.44)	(.52)	(.71)	(.46)	(.50)	(.47)
Dividends from net realized gain on investments	(.48)	(1.16)	(7.55)	(2.65)	(3.79)	(5.87)
Total Distributions	(.92)	(1.68)	(8.26)	(3.11)	(4.29)	(6.34)
Net asset value, end of period	38.81	39.30	30.73	40.27	37.86	38.56
Total Return (%)	1.99[b]	34.36	(4.41)	15.33	10.38	(3.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69[c]	.68	.74	.80	.86	.86
Ratio of net expenses to average net assets	.69[c]	.68	.70	.77	.86	.86
Ratio of net investment income to average net assets	.99[c]	1.14	1.19	.99	1.21	1.14
Portfolio Turnover Rate	10.40[b]	25.43	51.68	119.51	60.67	59.57
Net Assets, end of period ($ x 1,000)	236,677	237,287	193,538	226,078	221,172	227,483

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended June 30, 2020		Year Ended December 31,
Service Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	38.71	30.30	39.80	37.46	38.19	45.58
Investment Operations:
Investment income—net[a]	.13	.31	.32	.28	.34	.36
Net realized and unrealized gain (loss) on investments	.28	9.71	(1.66)	5.08	3.12	(1.52)
Total from Investment Operations	.41	10.02	(1.34)	5.36	3.46	(1.16)
Distributions:
Dividends from investment income—net	(.36)	(.45)	(.61)	(.37)	(.40)	(.36)
Dividends from net realized gain on investments	(.48)	(1.16)	(7.55)	(2.65)	(3.79)	(5.87)
Total Distributions	(.84)	(1.61)	(8.16)	(3.02)	(4.19)	(6.23)
Net asset value, end of period	38.28	38.71	30.30	39.80	37.46	38.19
Total Return (%)	1.88[b]	34.01	(4.64)	15.04	10.08	(3.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[c]	.93	.99	1.05	1.11	1.11
Ratio of net expenses to average net assets	.94[c]	.93	.95	1.02	1.11	1.11
Ratio of net investment income to average net assets	.74[c]	.88	.95	.74	.96	.89
Portfolio Turnover Rate	10.40[b]	25.43	51.68	119.51	60.67	59.57
Net Assets, end of period ($ x 1,000)	13,284	12,964	9,410	10,274	10,884	9,869

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Equity Securities - Common Stocks	240,179,727	3,308,191	††	-	243,487,918
Investment Companies	6,538,031	-		-	6,538,031
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(331)		-	(331)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $3,355,073 and long-term capital gains $7,475,122. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $649 during the period ended June 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2020, Service shares were charged $15,617 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2020, Initial shares were charged $2,112 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was charged $789 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $2,951 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $121,874, Distribution Plan fees of $2,687, Shareholder Service Plan fees of $1,267, custodian fees of $2,000, Chief Compliance Officer fees of $4,695 and transfer agency fees of $292, which are offset against an expense reimbursement currently in effect in the amount of $649.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2020, amounted to $24,277,931 and $30,309,544, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at June 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(331)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(331)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(331)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
UBS Securities	(331)		-	-	(331)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2020:

Average Market Value ($)
Forward contracts	5,427

At June 30, 2020, accumulated net unrealized appreciation on investments inclusive of derivatives contracts was $66,270,551, consisting of $72,676,141 gross unrealized appreciation and $6,405,590 gross unrealized depreciation.

At June 30, 2020, the cost of investments inclusive of derivatives contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2020 BNY Mellon Securities Corporation 0111SA0620

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 7, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      August 6, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)